Prepayments, receivables and other assets	12 Months Ended
Mar. 31, 2015
Prepayments, receivables and other assets
Prepayments, receivables and other assets

13.   Prepayments, receivables and other assets

	As of March 31,
	2014	2015
	(in millions of RMB)
Current:
Amounts due from related companies (i)	2,160	4,842
VAT receivables (ii)	78	3,457
Accounts receivable, net of allowance	269	1,067
Deferred direct selling costs (iii)	810	809
Interest receivables	231	561
Prepaid cost of revenue, sales and marketing expenses and others	134	433
Loans and interest receivables from producers of movies and television programs	—	401
Deferred tax assets (Note 7)	191	256
Employee loans and advances (iv)	109	153
Advances to customers	43	128
Prepaid staff costs and individual income tax withholding tax	49	101
Deposits for the acquisition on land use rights	211	—
Others	394	770

	4,679	12,978

Non-current:
Prepayment for acquisition of property and equipment	1,099	1,883
Employee loans (iv)	503	534
Prepayment for film rights, script agreements and in-production movies and TV episodes	36	375
Prepaid upfront fees and debt issuance costs related to long-term borrowings and unsecured senior notes	—	311
Deferred direct selling costs (iii)	144	149
Deferred tax assets (Note 7)	66	157
Interest rate swaps	138	—
Others	101	676

	2,087	4,085

(i)

Amounts due from related parties primarily represented balances arising from the transactions with Ant Financial Services and its subsidiaries. The balances are unsecured, interest free and repayable within the next twelve months.

(ii)

VAT receivables as of March 31, 2015 mainly represent VAT receivable from relevant PRC tax authorities arising from OneTouch's VAT refund service. OneTouch provides advance settlement of relevant VAT refund amount to its customers prior to receiving such VAT refund from tax authorities. To provide this service, OneTouch relies on short term banking facilities and takes on credit risk if OneTouch fails to recover the prepaid VAT amount.

(iii)

The Company is obligated to pay certain costs upon the receipt of membership fees from merchants or other customers, which primarily consist of sales commissions. The membership fees are initially deferred and recognized as revenue in the consolidated income statements in the period in which the services are rendered. As such, the related costs are also initially deferred and recognized in the consolidated income statements in the same period as the related service fees are recognized.

(iv)

Employee loans mainly represent full recourse, interest-bearing share purchase, option exercise and tax loans, with a term of four to five years, to employees of the Company and its related companies in order to finance their purchase of ordinary shares, exercise of options underlying the ordinary shares as well as payment of related personal taxes. Such employee loans are pledged by ordinary shares owned by the employees and carried interest at market rates. The balance also includes an interest-free loan program, with a term of five years, to eligible employees for purchase of their first residential properties.